TherapeuticsMD 8-K

Exhibit 99.1

NYSE MKT: TXMD Corporate Overview Q1 - 2014 COPYRIGHT 2014 by TherapeuticsMD

This presentation includes forward - looking statements covered by the safe harbor provision of the Private Securities Litigation Reform Act of 1995, including predictions, estimates, and other information that might be considered forward - looking. While these forward - looking statements represent TherapeuticsMD, Inc.’s (“TherapeuticsMD,” “we,” “us,” and “our”) current judgment on what the future holds, they are subject to risks and uncertainties, many of which are outside our control, that could cause actual results to differ materially from the results discussed in the forward - looking statements. You are cautioned not to place undue reliance on these forward - looking statements, which reflect our opinions only as of the date of this presentation. Please keep in mind that we are not obligating ourselves to revise or publicly release the results of any revision to these forward - looking statements in light of new information, future events, or otherwise. Throughout this presentation, we will attempt to present some important factors relating to our business that may affect our predictions. You should also review our most recent Form 10 - K filed on March 12, 2013, Form 10 - Q, our Form 8 - K, and our other filings with the Securities and Exchange Commission, for a more complete discussion of these factors and other risks, particularly under the heading “Risk Factors.” A PDF copy of our press releases and financial tables can be viewed and downloaded on the TherapeuticsMD website: www.therapeuticsmd.com/InvestorRelations.aspx . 1 Forward - Looking Statements

Hormone Therapy Market Opportunity 2

3 Two late - stage 505(b)(2) hormone therapy (“HT”) product candidates targeting multi - billion dollar U.S. markets (1)(2) Pipeline (1) PHAST Prescription Monthly by Source Healthcare Analytics. (2) Estimates per: Dr. Loyd Allen Jr ., Editor - in - Chief, International Journal of Pharmaceutical Compounding ; Tom Murry , Executive Director of the Pharmaceutical Compounding Accreditation Board; and Wulf Utian , Consultant on Gynecology and Women¹s Health at The Cleveland Clinic and Executive Director Emeritus and Honorary Founding President of The North American Menopause Society (“NAMS”). (3) Estimated U.S. sales

Combination Product TX 12 - 001HR E+P 4

5 Women’s Health Initiative (WHI) • Hormone Therapy is linked to Cardiovascular, Cancer and other risks • Estrogen + Progestin ( Prempro ) arm had a 24% increase in breast cancer vs. Estrogen alone History of Hormone Therapy * (1) PHAST Prescription Monthly by Source Healthcare Analytics. Inflation Adjusted Number* (2) Estimates per: Dr. Loyd Allen Jr ., Editor - in - Chief, the International Journal of Pharmaceutical Compounding ; Tom Murry , Executive Director of the Pharmaceutical Compounding Accreditation Board; and Wulf Utian , Consultant on Gynecology and Women¹s Health at The Cleveland Clinic and Executive Director Emeritus and Honorary Founding President of The North American Menopause Society (“NAMS”).

6 Bio - identical Hormone Replacement (BHRT) History of Compounding

Bioidentical Progesterone vs. Non-Bioidentical Progestin

Side Effect [1]	Bioidentical Natural Progesterone	Non-Bioidentical Progestins (MPA, NETA, drosperinone)
Breast cancer	More favorable profile (E3N-EPIC study)	Increased risk
Cardiovascular	More favorable profile (PEPI trial)	Increased risk of MI, stroke, VTE
Lipid profile	More favorable profile (PEPI trial)	Less favorable effects on lipid profile (cholesterol, HDL, LDL, triglycerides)
Glucose / insulin	Improved carbohydrate metabolism (PEPI trial)	Deterioration of glucose tolerance or hyperinsulemia or both
Sleep / mood	Improved sleep efficiency [2]	No benefit on sleep properties
Quality of life	**Improvement in symptoms and overall satisfaction with bioidentical progesterone HT compared to MPA regimen [3]**	

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(1) Alone or in combination with estrogen.
(2) Caufriez, Anne, Rachel Leproult, Mireille L'Hermite-Bale´riau, Myriam Kerkhofs, and Georges Copinschi. "Progesterone Prevents Sleep Disturbances and Modulates GH, TSH, and Melatonin Secretion in Postmenopausal Women." J Clin Endocrinol Metab 96.4 (2011): 614-23.
(3) Fitzpatrick, Pace, and Witta. "Comparison of Regimens Containing Oral Micronized Progesterone or Medroxyprogesterone Acetate on Quality of Life in Postmenopausal Women: A Cross-Sectional Survey." J Womens Health Gend Based Med 9.4 (2000): 381-87.

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8 Journal of the American Medical Association September 30, 2013 CEEs ( Premarin ) were associated with a higher incidence of venous thrombosis and myocardial infarction than oral estradiol Journal of the American Medical Association October 3, 2013 Breast Cancer Risk persists for 13 years after discontinuation of CEE Menopause September 2013 “ Oral estradiol may be associated with a lower risk of stroke … compared with conventional - dose oral CEE” Estradiol vs. Conjugated Estrogens (1) Smith et al. Lower Risk of Cardiovascular Events in Postmenopausal Women Taking Oral Estradiol Compared with Oral Conjugated Equine Estrogens (CEE ) (2) Manson et al. Menopausal Hormone Therapy and Health Outcomes During the Intervention and Extended Poststopping Phases of the Women’s Health Initiative Randomized Trials (3) Shufelt et al. Hormone Therapy Dose, Formulation, Route of Delivery , and Risk of Cardiovascular Events in Women: Findings from the Women’s Health Initiative Observational Study

9 □ Meet PK 505(b)(2) thresholds x TXMD Novel Drug Design Combination of Estradiol + P rogesterone RLD = Reference Listed Drug API = Active Pharmaceutical Ingredient Converted (API) from solid / crystalline to a New Liquid Drug Form Estrace (RLD) is a tablet — 0.5 mg, 1.0 mg, and 2.0 mg Prometrium (RLD) is in suspension — 100 mg and 200 mg New solubilized drug form Achieves FDA requirements of uniformity and stability Improved functional effects (improved bioavailability, reduced variability, food effect, lowest effective dose, well tolerated ) Enabling new combinations, routes and dosages (creams, patches, etc.)

10 TX 12 - 001HR E+P — Phase 3 Study Combination of Estradiol + P rogesterone 2012 2013E 2014E 2015E 2016E Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Filed IND Pilot PK Studies Pivotal PK Studies NDA and PDUFA Phase 3 Vasomotor and Endometrial Protection Study TX 12-001HR Combination 17β Estradiol + Progesterone File IND Update & Phase 3 Protocol Pivotal Phase 3 clinical trial initiated Q3 ’13: The REPLENISH Trial Designed to enroll 1,750 subjects at ~70 sites Four active arms (N =400 / arm ) Placebo arm (N=150) 12 - month study with 12 week VMS Endpoints: Vasomotor : number and severity of hot flashes (4 week and 12 weeks) Endometrial safety: incidence of endometrial hyperplasia (12 months )

11 95% Upper Confidence Limit for PK Parameter Prometrium = R1 Prometrium = R2 TXMD = T Parameter Point Estimate T/R Ratio Within Subject Std. Deviation Upper 95% Confidence Bound C max 1.16 1.179 - 0.785 AUC 0 - t 1.05 0.956 - 0.542 1 10 100 0 5 10 15 20 25 30 35 40 45 50 Time (hr) Treatment=R1 Treatment=R2 Treatment=T N=62 95% Confidence Interval for PK Parameter Parameter Point Estimate T/R Ratio Within Subject Std. Deviation Upper 95% Confidence Bound C max 0.88 0.344 - 0.040 AUC 0 - t 0.93 0.409 - 0.089 Estrace = R1 Estrace = R2 TXMD = T Based on C max and AUC, both estradiol and progesterone showed relative bioequivalence (N=62) TXMD 2/200mg E2+P Single Gel - tab versus Separate 2mg Estrace ® tablet + 200mg Prometrium ® Capsule

Transdermal Development 12 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 File File IND IND E+P Update Transdermal Pilot Preclinical Pilot Phase 1 Studies Studies PK and clinical Study File File IND IND P Update Transdermal Pilot Preclinical Pilot Phase 1 Studies Studies PK and clinical 2012 2013 2014 2015

Enormous E+P HT Market Opportunity

- All in-market FDA-approved combination products contain ***non-bioidentical*** progestins
- Today's FDA-approved combination products lack innovation

Product	Progestin	U.S. Sales (est.)	Intl Sales (4)	Company
17β Estradiol + NETA / Drospirenone (Activella / FemHRT / Angeliq / others)	***Non-bioidentical***	**$ 230 mm** (1)(2)		Warner Chilcott / Bayer / novo nordisk
Premarin + MPA (Prempro / Premphase)	***Non-bioidentical***	**$ 328 mm** (1)(2)		Pfizer
Estradiol + Progesterone (custom compounded)	**Untested Bioidentical**	**$1,500 mm** (3)		**Not FDA approved**
Total Oral Combination Sales		**$2,058 mm**	**$489 mm**	

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Notes:
(1) PHAST Prescription Monthly by Source Healthcare Analytics.
(2) Based on last twelve months sales through December 31, 2013.
(3) Estimate per Wulf Utian, Executive Director Emeritus and Honorary Founding President of NAMS.
(4) IMS Data

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14 Drug Quality and Security Act Signed by President on 11/27/13 Bill Highlights Prohibits compounding of essentially a copy of an FDA approved & marketed drug Prohibits compounding of certain drug products, including those identified by regulation as being demonstrably difficult to compound such as complex dosage forms and biologics FDA - approved drugs that are not in shortage cannot be compounded with out a medical need http://www.help.senate.gov/imo/media/Compounding_Draft_One_Pager_FINAL.pdf

15 Vulvar / Vaginal Atrophy (VVA)

Mechanism: Decreased estradiol levels cause a reduction in superficial cells Parabasal cells increase Vagina changes from acidic to basic (increased pH) Most common symptoms: Burning, dyspareunia, UTI & itching Chronic condition; requires ongoing therapy for the rest of a woman's life

17 The North American Menopause Society (NAMS ) Position Statement: “ Management of Symptomatic Vulvovaginal Atrophy (VVA),” … affecting nearly 50% of women ; … low - dose vaginal estrogen is the preferred treatment and may be continued as long as the symptoms are present . (1) ASD analysis indicates that the global postmenopausal vaginal atrophy therapeutics market was worth $ 1.6 Billion in 2011 (2) Market is expected to grow at a CAGR of 8.5% during 2011 - 2019 to $3.1 Billion in 2019 (2) (1) Menopause . September 2013 (2) GlobalData 2/12 report https:www/asdreports.com/news.asp?pr_id=420 VVA Market

Product Compound U.S. Sales (est.) ($mm) (1)(2) Problems Premarin ® Cream Conjugated equine vaginal estrogen $389 Equine source Non - bioidentical Messy Reusable plungers Vagifem ® Tablets Estring ® Insert Femring ® Insert Estrace ® Cream Vaginal estradiol $316 $81 $23 $284 Messy Reusable plungers Difficult to use Continuous - use device Total Sales $1,093 mm US Sales - Vulvar / Vaginal Atrophy 18 (1) PHAST Prescription Monthly by Source Healthcare Analytics. (2) Based on last twelve months sales through December 31, 2013. (3) Source Healthcare Analytics/W (4) GlobalData 2/12 report https:www/asdreports.com/news.asp?pr_id=420 US Sales Grew 22% from June 2012 - 2013 (3) VVA market expected to grow at a CAGR of 8.5% during 2011 - 2019 to $ 3,144.3M in 2019 (4)

Leading Estrogen Products vs. TXMD 19 TXMD Solution: VagiCap ™ Less messy than creams Well tolerated Easier to use Does not require a long - term device Flexibility of dosing 0.01 mg 0.025 mg

TX 12 - 004 - HR Positive Phase I Study Outcomes 20 48 postmenopausal women with symptoms of VVA Randomized to receive 10µg dose of TX 12 - 004 - HR or placebo VagiCap Self - administered 1x daily for two - week period As compared to placebo, women treated with TX 12 - 004 - HR showed: Statistically significant improvements in the Maturation index Included significant decreases in parabasal cells (p<0.0001 ) Significant increases in superficial cells (p=0.0002) Significant increases in intermediate cells (p=0.0017 ) Statistically significant decreases in vaginal pH (p=0.0002 ) Significant reduction in the atrophic effects on epithelial integrity and vaginal secretions

VagiCap vs. Vagifem

Estradiol 25 µg


N=36
Plasma Mean Concentration (pg/mL)
Time (hr)
0
5
10
15
20
25
30

Estradiol 10 µg


N=36
Plasma Mean Concentration (pg/mL)
Time (hr)

Key Points:

- Tmax ~ 2hours with VagiCap and ~8 hours with Vagifem
- Systemic absorption AUC (0-24 hrs) is 2-3 fold lower with Vagicap relative to Vagifem
- More drug is reaching target tissue and less drug is reaching systemic circulation

TherapeuticsMD

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VagiCap Product Goals 22 • Next G eneration product to treat VVA - well tolerated, achieve expected clinical endpoints • Achieve significantly lower or negligible systemic estrogen exposure • Obtain a new indication under the FDA’s new VVA guidance • Deliver an elegant patient experience • Simple - to - use / placement of the product with patient - friendly attributes • Q uick dissolution (2 hours) • E asier absorption and less residue compared to current solutions

23 Estradiol Vaginal Suppository Phase 2B/3 Study 2014 12 weeks Designed to enroll 250 - 300 subjects in each arm − Multiple Active Arms − Placebo (n=100) Endpoints: − Cell change − Lowering of pH − Evaluation of Adverse Effects

24 Lower Dose Progesterone TX 12 - 002HR

Conducted PK studies in accordance with FDA requirements TXMD 150 mg test dose found to be bioequivalent to 200 mg Prometrium ® Product Goals Lower first - pass effect, less metabolites = 25% Increase in bioavailability Lower blood level = TXMD target dose 225mg vs. 400mg Prometrium ® Removed peanut oil 25 TX 12 - 002HR Progesterone Highlights

26 TX 12 - 002HR Progesterone — Phase 3 Study Progesterone 2016 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Filed File IND update & IND P3 protocol Pilot PK Pivotal Studies PK P3 Amenorrhea Study - Progesterone Study File NDA and PDUFA 2012 2013 2014 2015 Phase 3 Study : The SPRY Trial Three cycles – estrogen priming Two progesterone treatment cycles Designed to enroll 180 subjects in three arms − 2 active arms (225mg, 300mg) − Placebo RLD = 400 mg Endpoints: Withdrawal bleeding and secretory change

Product Progestin U.S. Sales (est.) ($mm) (1)(2) INTL Sales (3) Company Generic Available Provera ® ( medroxyprogesterone acetate) Non - bioidentical $26 mm x Aygestin ® (norethindrone acetate) Non - bioidentical $48 mm x Prometrium ® (micronized progesterone) Bioidentical $290 mm x Total Oral Progestin Sales $364 mm $600 mm 27 (1) Phast Prescription Monthly by Source Healthcare Analytics . (2) Based on last twelve months sales through December 31, 2013. (3) IMS Data Natural Progesterone Dominates

Extensive Patent Filings 28 Filed Provisional Non - Provisional Issued U.S. 25 8 17 2 Ex - U.S. 6 Oral combination therapeutics Bioidentical E+P HT combination Natural combination HT and formulations Oral solo therapeutics Progesterone formulations Vulvovaginal atrophy pessary Pipeline applications Opera reporting and analysis software

Key Statistics NYSE MTK: TXMD Recent market price 1 $6.12 Shares outstanding 2 145 million Market capitalization 1 $887.4 million Cash & equivalents 2 $54 million Debt 3 $0.00 million 1 Based upon closing price February 14, 2014 2 As at December 31, 2013

Investor Contacts COPYRIGHT 2013 by TherapeuticsMD Dan Cartwright Lisa M. Wilson Chief Financial Officer President TherapeuticsMD, Inc. In - Site Communications, Inc. 561 - 961 - 1930 917 - 543 - 9932 Dan.Cartwright@TherapeuticsMD.com lwilson@insitecony.com

Experienced Management and Drug Development Team

Management

Robert Finizio
Chief Executive Officer

vitaMed	HT	Corporate		
John Milligan *President*	**Julia Amadio** *Chief Product Officer*	**Dan Cartwright** *Chief Financial Officer*	**Dr. Sebastian Mirkin** *Chief Medical Officer*	**Dr. Joel Krasnow** *Chief Scientific Officer*

Board Members and Early Investors

Tommy Thompson *Chairman* *Former Sec HHS & Gov of Wisc*	**Cooper Collins** *Director* *Pernix*	**Nick Segal** *Director* *Seavest Capital Partners*	**Mario Family Partnership** *Ernest Mario Former CEO of Glaxo*	**Jules Musing** *Former Sr. Executive Johnson & Johnson*

Drug Development Team

- **Julia Amadio and James Pickar, M.D., F.A.C.O.G.**
  - Led development and launch of Prempro®, Premphase®, CombiPatch®, Alesse®, and Crinone®, among others
- **Lisa Rarick, M.D. and Daniel Shames, M.D.**
  - Former division Director of Reproductive and Urologic Products for FDA CDER
- **Fred Sancilio, Ph.D.**
  - Former founder and president of AAI and the innovator of multiple hormone products
- **Marlan Walker, J.D.**
  - Lead Patent Attorney
- **Steve Fontana, J.D.**
  - Author of the original estradiol patents

Proven team with a successful track record of creating shareholder value and developing some of the most successful products in the HT and birth control space

TherapeuticsMD
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32 “HRT prescribed before the age of 60 has a favorable benefit/risk profile .” “Recent evidence suggests that HRT regimens containing progesterone can minimize the metabolic impact and reduce the risk of thromboembolism .” In a large observational cohort study of French teachers, after five years of use estrogen – progesterone combination, HRT was found to be associated with a significantly lower relative risk (neutral for ‘ever use’ of HRT) than for other types of combined HRT (RR 1.7 – 2.0).” “Data from a large observational study suggest that EPT with micronized progesterone carries a low risk of breast cancer with short - term use .” Latest Position Statements British Menopause Society , 2013 North American Menopause Society , 2012 The 2012 Hormone Therapy Position Statement of The North American Menopause Society, Menopause: The Journal of The North American Menopause Society Vol. 19, No. 3, pp. 257/271 The 2013 British Menopause Society & Women's Health Concern recommendations on hormone replacement therapy , Menopause Int published online May 23, 2013